66 Bovet Road Suite 100 San Mateo, CA 94402 650‐343‐9300 SRTREIT.com SHAREHOLDER NEWSLETTER                                        August 18, 2017 1 Gelson’s on Sunset & Gardner – Los Angeles, CA Fulton Street Shops – San Francisco, CA Important Dates Most Recent 10Q Filing  08/10/2017 Next 10Q Filing Deadline 11/14/2017 Next Shareholder Newsletter 11/15/2017 Last Distribution Payment  7/31/2017 Next Distribution Payment 10/31/2017* * If declared by the Board of Directors Dear Fellow Shareholder,   We have continued to execute on the Company’s strategic plan to build a core portfolio of high quality west coast urban retail properties with solid  growth prospects, strong predictable cash flows and with visible value appreciation characteristics.   Since the beginning of 2016, we have invested in eight new urban retail properties in our core markets of San Francisco and Los Angeles. The properties  are high quality and clearly fit our strategic vision; they are extremely well located in high density urban settings with strong demographics and with  high pedestrian and vehicle traffic. These properties make up over 50% of our total assets in terms of value. Over the next year our goal is to complete the recycling of the portfolio by selling the remaining legacy properties.  We have been waiting for the right  time to sell these assets based on several competing factors, which creates quite a balancing act.  As you may recall five of the six properties serve as  collateral for a long‐term loan that matures in July of 2019.  Selling requires paying off the loan and paying off the loan requires a yield maintenance  payment, which started out quite sizeable but burns down over time.  Waiting too long puts us too close to the end of the anchor tenant leases and  reduces the value of the properties. Some properties needed higher occupancies and leases renewed to sell at better prices. Until now the yield  maintenance costs and some leasing impairments would have hurt values. We believe now is the time to sell these assets.  We have the legacy portfolio 95.6% leased. We have renewed the lease with BiLo in Chester, SC and  have listed that property for sale. Florissant in St. Louis, MO and Morningside in Fontana, CA are 99% leased and listed for sale.  We are waiting for  certain lease extensions at Ensenada in Arlington, TX and Turkey Creek in Knoxville, TN.  We are waiting for a new major tenant to take occupancy at  Topaz in Hesperia, CA and then we intend to sell. On the financing side, the legacy property loan requires that with the first sale we will need to pay off the entire loan and we will incur some yield  maintenance cost. Earlier this year we obtained a new three‐year revolving line of credit for $60 million replacing our expiring $30 million line.  We  kept our attractive pricing, relaxed some of the borrowing covenants in our favor and added another bank to our lender group. The new line will give  us the capacity to refinance the remainder of the debt on the legacy assets at a lower floating rate while we complete the sales program. As we complete the sales we continue to look for opportunities to reinvest in our core urban retail markets.  A fully recycled and focused high quality  west coast urban retail portfolio should allow us the opportunity to look at various strategic options such as a public listing or attracting institutional  capital or some type of liquidity event for investors.   I continue to be very excited about the future of our Company and its strategic direction.  Sincerely, Strategic Realty Trust Andrew Batinovich President & CEO 388 Fulton Street, San Francisco

SHAREHOLDER NEWSLETTER                                        August 18, 2017 2 . Strategic Realty Trust is a non‐traded real estate investment trust and is focused on high quality urban and street retail properties in major west coast markets. For  more information please visit the Company’s website at www.srtreit.com.  The Company is advised by SRT Advisors, LLC an affiliate of Glenborough, LLC.   Glenborough also acts as the Company’s property manager.  For more information please visit Glenborough’s website at www.glenborough.com The foregoing includes forward‐looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward‐looking statements be subject to the safe  harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current  expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “hope”, “hopeful”, “may,”  “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Readers are cautioned not to place undue reliance on these forward‐looking statements, which speak  only as of the date they are made. The Company undertakes no obligation to update or revise forward‐looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future  operating results over time, unless required by law. Such statements are subject to known and unknown risks and uncertainties which could cause actual results to differ materially from those contemplated by such  forward‐looking statements. The Company makes no representation or warranty (express or implied) about the accuracy of any such forward‐looking statements. These statements are based on a number of assumptions  involving the judgment of management. The Company can provide no assurances as to its ability to acquire properties that are consistent with its strategic plan, sell properties in its current portfolio, successfully manage  the existing properties in its portfolio, successfully develop its redevelopment projects and execute potential strategic alternatives. These statements also depend on factors such as future economic, competitive and  market conditions and other risks identified in Part I, Item IA of the Company’s Annual Report on Form 10‐K for the year ended December 31, 2016 and subsequent periodic reports, as filed with the SEC. Actual events may  differ materially from the anticipated events discussed above. What caused the change?  There were many ups and downs that caused the offset, but the primary reason was the cost of our new line of credit.  As you may recall, in the first  quarter of 2017 we replaced our $30 million line that was expiring in Q3 2017 with a new three year line of credit, doubled in size to $60 million,  with some more relaxed borrowing covenants, and we added another lender to our bank group, all good things for the Company.  While the costs  of the new line are capitalized and then amortized over the life of the line for GAAP, in determining a Net Asset Value for the Company these costs  are given no value and thus the expenditure of the cash for those costs reduced NAV without a new asset.  These costs were about $1.1 million or  10¢ per share.   Changes in property values and property recycling costs were essentially flat In the legacy portfolio, we saw appraised values increase at Topaz in Hesperia, CA, Morningside in Fontana, CA, Florissant in St Louis, MO, Ensenada  in Arlington, TX and Shops at Turkey Creek in Knoxville, TN  largely due to positive leasing of either new leases or renewals.   These increases were partially offset by a reduction in value at Osceola in Kissimmee, FL. due to the bankruptcy of hhgregg, a regional appliance  retailer, and a slightly lower sale price at Pinehurst in Bismarck, ND.  NAV calculations do not include any deduction from property values for costs  of sales, so offsetting some of the gains were costs associated with the sales of Pinehurst and Woodland West in Arlington, TX.  Urban portfolio too new to contribute to NAV In our new urban core portfolio all but two properties were purchased during the year so they had no effect on the change in NAV.  Our two urban  redevelopment properties continue to be valued at book so there was no effect on the change in NAV.   For more information please see our Current Report on Form 8‐k filed with the SEC on August 10, 2017 which you can access directly or through our  website www.SRTREIT.com (1) REIT returns based on data from KeyBanc Capital Markets dated 7‐21‐17 New Share Valuation The Board of Directors has set a Net Asset Value (“NAV”) of $6.27  per share as of July 1, 2017, based on a third‐party valuation  report from Robert A. Stanger and Co., a national valuation firm.    This represents a reduction of 9¢ or 1.4%.  from last year’s NAV of  $6.36.   Performance versus the traded REIT market As a point of reference, publicly traded REITS in general had a 12‐ month total return (including dividends) of positive 2.44%.   Shopping Center REITS had a 12‐month total return of negative 19.37% (1). Adding our dividend of 24¢ to our share value change, our “total  return” would be positive 2.35% and right in line with the general  REIT market average and well above the shopping center REIT  average. 450 Hayes Street, San Francisco